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EXHIBIT 10.7

                               eB2B Commerce, Inc.
                  SUBSCRIPTION & REGISTRATION RIGHTS AGREEMENT
                            SERIES A PREFERRED STOCK


1        Subscription.
         ------------

1.1 The undersigned, intending to be legally bound, hereby irrevocably subscribes to purchase from eB2B Commerce, Inc., a Delaware corporation (the "Company"), the number of shares of the Company's Series A Preferred Stock (the "Series A Shares") set forth on the signature page hereto, for a purchase price of $1,000 per Series A Share. Subscription payments should be made in the form of a check payable to the Company and should be delivered, together with one originally executed and fully completed copy of this Subscription Agreement (this "Agreement") and one originally executed and fully completed copy of the Investor Questionnaire and Certificate to the following address:

                          Moskowitz Altman & Hughes LLP
                         11 East 44th Street, Suite 504
                               New York, NY 10017
                        Attn.: John J. Hughes, Jr., Esq.

The Company's acceptance of this subscription offer shall be evidenced by the signature of the Company's duly authorized representative on the signature page hereto.

1.1 The undersigned acknowledges that this subscription is subject to the Company's right to reject this subscription, in whole or in part, in its sole discretion and for any reason including the unavailability of an exemption for this subscription transaction from the registration or qualification requirements under federal or state securities laws. In the event that this subscription is rejected by the Company, the full amount of any subscription payment received from the undersigned will be promptly refunded to the undersigned, without deduction, penalty, or expense to the undersigned, or any interest thereon.

1.2 If this subscription offer is accepted by the Company, in whole or in part, the Company shall deliver to the undersigned (i) a duly executed copy of this Agreement; (ii) a stock certificate evidencing the Series A Shares purchased hereby; and (iii) a copy of the legal opinion, delivered to the Company by the Company's attorneys, stating that the Series A Shares are duly authorized and, when issued in accordance with the terms of this subscription, validly issued and not assessable.

2        Registration Rights.

2.1 Demand Registration Rights. If, at any time following the one-year anniversary of the Company's initial public offering (but not within 180 days of the effective date of any registration of the Company), the holders of at least fifty percent (50%) of the Company's Common Stock issued upon conversion of the Series A Shares purchased hereby (the "Registrable Shares") request that the Company register such Registrable Shares under the Securities Act of 1933 (the "Securities Act"), the Company will use its commercially reasonable efforts to register such Registrable Shares by filing a registration statement with the U.S. Securities and Exchange Commission ("SEC"). These demand registration rights provisions shall be without limitation on the number of registration statements of the Company may be required to file provided that (i) the Company is eligible to use Form S-3 and (ii) the anticipated aggregate offering price for each such registration statement exceeds $1 million. Notwithstanding the foregoing, the Company shall not be obligated to effect more than one registration under these demand registration rights provisions on a form other than Form S-3.

2.2 Postponement of Registration. Notwithstanding Section 2.1 above, the Company shall be entitled









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to postpone the declaration of effectiveness of a registration statement prepared and filed pursuant to Section 2.1 for a reasonable period of time, but not in excess of 180 calendar days after the date by which the Company would otherwise be obligated to cause such registration statement to be declared effective, if the Board of Directors of the Company, acting in good faith, determines that such postponement would be in the best interests of the Company or the Company's stockholders.

2.3 Notice of Piggyback Registration and Inclusion of Registrable Shares. Subject to the terms of this Agreement, in the event the Company undertakes to register any of its Common Stock (either for its own account or for the account of a security holder exercising demand registration rights), other than pursuant to (i) the Company's initial public offering; (ii) a registration statement which exclusively relates to the registration of securities under an employee stock option, purchase, bonus or other benefits plan, a dividend reinvestment plan or a merger or consolidation; or (iii) a registration relating solely to a transaction under Rule 145 promulgated by the SEC, the Company will: (A) promptly give the holders of Registrable Shares written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable state securities laws) and (B) include in such registration (and any related qualification under applicable state securities laws or other compliance), and in any underwriting involved therein, all the Registrable Shares specified in a written request delivered to the Company by the holders of such Registrable Shares within fifteen days after delivery of such written notice from the Company. The piggyback registration rights provided in this Section 2.3 are subject to the right of the Company and its underwriters, in view of market conditions, to reduce or eliminate the number of Registrable Shares proposed to be registered by the holder thereof.

2.4 Expenses. The Company shall pay all of the out-of-pocket expenses incurred, other than underwriting or selling discounts and commissions and special counsel fees of selling shareholders, in connection with the registration of Registrable Shares pursuant to this Agreement, including, without limitation, all SEC, National Association of Securities Dealers, Inc. and blue sky registration and filing fees, printing expenses, transfer agents' and registrars' fees, and the fees and disbursements of the Company's outside counsel and independent accountants.






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2.5 Lock-up of Common Stock. The undersigned agrees that, if so requested by the
Company or its underwriter in connection with the Company's initial public offering, the undersigned shall not sell or otherwise transfer any shares of Common Stock owned (upon the conversion of the Series A Shares) by him, her or it during a period of up to 180 days following the effective date of the registration statement filed with respect to such initial public offering.

2.6 Restrictions on Transfer of Registration Rights. The registration rights contained in this Section 2 may be transferred only to a transferee who is not a competitor of the Company and who acquires no less than twenty-five percent (25%) of the Series A Shares (or Common Stock issued upon conversion of Series A Shares) held by a transferor. Transfer of registration rights to a limited or general partner of a transferor will be without restriction as to minimum transfer. The restrictions on transfer of rights contained in this Section 2.6 are in addition to the restrictions on transfer of Series B Shares (or interest therein) contained in Section 3 below.

2.7 The registration rights contained in this Section 2 applies only to the Company's Common Stock and the Company shall have no obligation to register any of the Series A Shares.

3        Restrictions on Transfer; Company's Right of First Refusal.

3.1 A holder (for the purpose of this Section 3, a "Selling Shareholder") of Series A Shares shall not sell, transfer, assign, or encumber any of his, her or its Series A Shares unless the proposed transferee is (i) a member of an individual Selling Shareholder's immediate family; (ii) a trust for the benefit of the Selling Shareholder or a member of his or her immediate family; (iii) and entity wholly owned by the Selling Shareholder and/or a person identified in clauses (i) or (ii); or (iv) a person or entity who purchases the Series A Shares in accordance with the provisions set forth below in this Section 3. The restrictions on transfer of Series A Shares contained in this Section 3 shall terminate and be of no further effect as of the day prior to the commencement of the Company's initial public offering.

3.2 If a Selling Shareholder receives from an unaffiliated person or entity a bona fide offer (for the purpose of this Section 3, and "Offer") to purchase all or any portion of a Selling Shareholder's Shares which Offer the Selling Shareholder desires to accept, the Selling Shareholder shall deliver written notice (for the purpose of this Section 3, the "Offer Notice") to the Company setting forth all the terms and conditions of the Offer, including the aggregate purchase price, proposed closing date, payment terms and the name and address of the proposed purchaser. No Offer Notice will be effective under this Section 3 it is received by the Company on a date fewer than 30 days prior to the proposed closing date of the proposed sale. For the purpose of verifying the contents of an Offer Notice, a Selling Shareholder hereby authorizes the Company's representatives to directly contact any person identified in any Offer Notice.

3.3 Within 25 days after receiving the Offer Notice, the Company may, by written notice to a Selling Shareholder, elect to purchase, at the price and time and on terms and conditions not less favorable to the Selling Shareholder than those contained in the Offer not less than all of the Shares proposed in the Offer to be purchased.

3.4 If the Company fails to elect to exercise its rights under Section 3.3, the Selling Shareholder may, at any time within (but not after) 40 days after the expiration of the 25-day exercise period referred to in Section 3.3, sell not less than all the Shares proposed in the Offer to be purchased to the proposed purchaser at the price, and on the terms and conditions, contained in the Offer.

3.5 The Company shall not be obligated to recognize or give effect to any sale of Shares under this Section 3 unless and until a proposed transferee has delivered to the Company a written instrument, in a form reasonably acceptable to the Company, evidencing the proposed transferee's consent and agreement to perform and be bound by all of the obligations originally binding on the Selling Shareholder under this Agreement.

4 Representations and Warranties of the Company. The Company represents and warrants to the undersigned as follows, in each case as of the date this Agreement is executed by the Company.

4.1 The Company is a corporation duly organized, validly existing, and in good standing under the






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laws of the state of Delaware.

4.2 The Company has full power and authority to accept this subscription offer and to execute and deliver this Agreement and issue the Series A Shares purchased hereby. Without limiting the generality of the foregoing, the Board of Directors has duly authorized the execution, delivery and performance of this Agreement by the company. This Agreement constitutes the valid and legally binding obligation of the Company, enforceable in accordance with its terms and conditions.

4.3 The authorized capital stock of the Company consists of 20,000,000 shares, of which 19,800,000 shares is Common Stock, $0.001 par value, and 200,000 shares is Preferred Stock, $0.001 par value, of which 100,000 shares are designated Series A Preferred Stock, $0.001 par value.

4.4 Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Company is subject or any provision of the charter or bylaws of the Company. The Company need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the parties to consummate the transactions contemplated by this Agreement (except such filings and consents as may be required and have been or will timely be made or obtained under federal and state securities laws).

4.5 There is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending or, to the best knowledge of the Company, threatened (or any basis therefor) with respect to the Company or the Company's operations, business, properties or assets. The Company is not in violation of, nor in default with respect to, any law, rule, regulation, order, judgment or decree, nor is the Company required to take any action in order to avoid any such violation or default.

4.6 The shares of Common Stock issuable upon conversion of the Series A Shares have been duly reserved for such issuance. Such shares of Common Stock are duly authorized and, if and when the Series A Shares are converted, the shares of Common Stock issued upon such conversion will be validly issued, fully paid and nonassessable, and will not be issued in violation of any preemptive or other rights of stockholders.

5. Representations and Warranties of the Undersigned. The undersigned represents and warrants that the information provided by the undersigned in this Section 5 is complete and accurate in all material respects as of the date this Agreement is executed and delivered by the undersigned. The Company will use the information provided by the undersigned in this Section 5 to qualify prospective purchasers of the Series A Shares for purposes of federal and state securities laws. Information provided by the undersigned will be kept confidential at all times. However, by signing and delivering this Agreement, the undersigned agrees that the Company may disclose such information to such parties as it deems appropriate to establish the availability of exemptions from registration under state and federal securities laws.

5.1 Representations as to Investment Capability, Receipt of Information and Investment Intent.

5.1.1 If a natural person, the undersigned is a bona fide resident of the state indicated in the address set forth on the signature page to this Agreement, is a least 21 years of age, and is legally competent to execute this Agreement. If an entity, the undersigned is duly authorized to execute this Agreement. This Agreement constitute the legal, valid and binding obligation of the undersigned enforceable against the undersigned in accordance with its terms.

5.1.2 The undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of this subscription for the Series A Shares, and the undersigned's investment in the Series A Shares is not material when compared to the undersigned's total financial capacity. The undersigned has adequate means of providing for the undersigned's current needs and possible contingencies and has no need for liquidity of the Series A Shares. The undersigned's overall commitment to the Series A Shares is not disproportionate to the undersigned's net worth.





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5.1.3 The undersigned (i) has the ability to bear the economic risks of the undersigned's prospective investment; (ii) is able, without materially impairing his, her or its financial condition, to hold the Series A Shares for an indefinite period of time and to suffer complete loss on such investment; and

5.1.4 The undersigned represents that he is an "accredited investor" as such term is defined in Rule 501 of the Rules and Regulations promulgated under the Securities Act.

5.1.5 The undersigned has received, read carefully and is familiar with all the terms and conditions contained in this Agreement. The undersigned is familiar with the Company's business, plans and financial condition. The undersigned has received all materials which have been requested by the undersigned and has had a reasonable opportunity to ask questions concerning the Company and its representatives; and the Company has answered all inquiries that the undersigned or the undersigned's representatives have put to it. The undersigned acknowledges that the Company is a start-up business with no history of operations.

5.1.6 The Series A Shares issued and sold to the undersigned will be acquired for investment for the undersigned's own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and the undersigned has no present intention of selling, granting any participation in, or otherwise distributing the same. The undersigned represents that the entire legal and beneficial interest of the Series A Shares will be held for the undersigned's account only, and neither in whole or in part for any other person. By executing and delivering this Agreement, the undersigned further represents that the undersigned has no present contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participation to such person or to any third person, with respect to any of the Series A Shares.

5.1.7 The undersigned understands and acknowledges that all certificated for the Series A Shares shall bear, in addition to such legends as may be required by any state securities regulatory agency with jurisdiction over this subscription, the following two legends:

       THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN
       REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED
       (THE "ACT"). SUCH SECURITIES MAY NOT BE TRANSFERRED, SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED UNLESS (1) A
       REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT WITH
       RESPECT TO THE SECURITIES OR (2) THERE IS AN OPINION OF
       COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS
       NOT REQUIRED OR THAT SUCH TRANSFER MAY BE MADE PURSUANT TO
       RULE 144 OR RULE 144A OF THE ACT.

       THE SECURITIES REPRESENTED HEREBY WERE ISSUED IN ACCORDANCE WITH A CERTAIN SUBSCRIPTION AND REGISTRATION RIGHTS AGREEMENT BETWEEN THE HOLDER AND THE ISSUER HEREOF, AND MAY NOT BE TRANSFERRED, SOLD, ENCUMBERED OR OTHERWISE DISPOSED EXCEPT PURSUANT TO THE TERMS OF SUCH AGREEMENT.

5.1.8 The undersigned understands and acknowledges that the Series A Shares have not been registered under the Securities Act and are issued hereby pursuant to an exemption from registration and that the Company's reliance upon such exemption is predicated upon the undersigned's representations. The undersigned further understands and acknowledges that the Series A Shares must be held indefinitely by any purchaser thereof unless and until subsequently registered under the Securities Act or an exemption from such registration is available. The undersigned further understands and acknowledges that the Company is not under any obligation to register the Series A Shares.

5.1.9 The undersigned is familiar with the provisions of Rule 144, promulgated under the Securities Act, which in substance, permits limited public resale of "restricted securities" acquired directly or indirectly from






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the issuer thereof in a non-public offering subject to the satisfaction of certain conditions, including, among other things: (i) a public trading market then exists for the securities; (ii) the availability of certain public information about the issuer; and (iii) the resale occurs no sooner than the end of the holding period stated by Rule 144. The undersigned further understands that at the time the undersigned wishes to sell the Series A Shares there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be in compliance with the current public information requirements of Rule 144, and that, in such event, the undersigned would be precluded from selling the Series A Shares under Rule 144 even if the minimum holding period had been satisfied. The undersigned further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act or some other registration exemption would be required to sell the Series A Shares.

5.1.10 The undersigned covenants that in no event will he, she or it dispose of any Series A Shares except in compliance with the Securities Act and any applicable state securities laws.

5.1.11 It never has been represented, guaranteed or warranted by the Company or any of the officers, directors, stockholders, employees or agents of the Company, or any other persons, whether expressly or by implication, that (i) the Company or the undersigned will realize any given percentage of profits and/or amount or type of consideration, profit or loss as a result of the Company's business activities or the undersigned's investment in the Series A Shares; or the past performance or experience of the management of the Company, or of any other person, will in any way indicate the predictable results of the ownership of the Series A Shares or of the Company's business activities.

5.1.12 The undersigned is not relying on the Company with respect to the tax or other economic considerations of an investment.

5.1.13 The undersigned acknowledges that the representations and agreements made by the undersigned herein shall survive the execution and delivery of this Agreement and the receipt of the Series A Shares.

5.1.14 The undersigned agrees to notify the Company promptly of any changes in the information provided herein by the undersigned which may occur subsequent to the execution and delivery of this Agreement by the undersigned.

5.1.15 The undersigned acknowledges that neither the Company nor any person acting on the Company's behalf offered or sold the Series A Shares to the undersigned by any form of general solicitation or general advertising, including, but not limited to, the following:







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o                          An advertisement, article, notice or other written or
                           printed communication published in any newspaper, magazine, or similar media or any communication broadcast over television or radio or any communication by means of recorded telephone messages; and

o Any seminar or meeting whose attendees have been invited by any general solicitation or general advertisement.

5.2.1 Representations contained in the Investor Questionnaire and Certificate. The undersign represents that the statements contained in the Investor Questionnaire and Certificate delivered by the undersigned to the Company simultaneously with this Agreement are true and correct.

6 Indemnification. The undersigned acknowledges that the undersigned understands the meaning and legal consequences of the representation contained in Section 5 hereof, and agrees to indemnify and hold harmless the Company and its incorporators, officers, directors, employees, agents, including their respective attorneys and controlling persons, past, present or future, from and against any and all loss, damage or liability due to or arising out of a breach of any such representation.

7 Miscellaneous. This Agreement will be governed by and construed in accordance with the substantive laws of the State of New York. This Agreement will be binding upon, and inure to the benefit of, each of the parties hereto and its respective successors and assigns. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and will become effective when one or more counterparts have been signed by the parties hereto and delivered to the other party.






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         IN WITNESS WHEREOF, the parties hereto have executed this Subscription
Agreement as of the date this subscription offer has been accepted by the Company as set forth below.


Number of Series A Shares
                 to be Purchased        ____________
                 Purchase Price          $____________


                                        -------------------------------
                                        Print Name of Subscriber


                                        By: ____________________________
                                                Signature of Subscriber or
                                                authorized representative

                                        -------------------------------
                                        -------------------------------
                                        -------------------------------
                                         Address of Subscriber

                                        -------------------------------
                                         Social Security or tax identification
                                         number



ACCEPTED BY:

eB2B Commerce, Inc.

By: _______________________________


Date: _________________, 1999